Exhibit 99b


CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of The L.S. Starrett Company (the "Company"), does hereby certify that to the undersigned's knowledge:

1) the Company's Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

2) the information contained in the Company's Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Roger U. Wellington, Jr.
Roger U. Wellington, Jr.
Chief Financial Officer


Dated: May 9, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE L.S.STARRETT COMPANY AND WILL BE RETAINED BY THE L.S.STARRETT COMPANY AND FURNISHED THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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